Vertiv Acquires BMarko Structures to Expand Capacity for Manufactured and Converged
Infrastructure Solutions

Acquisition strengthens in-house structural fabrication, engineering control, and customization capabilities

COLUMBUS, Ohio April 13, 2026-- Vertiv Holdings Co (NYSE: VRT), a global provider of critical digital infrastructure, today announced the acquisition of BMarko Structures LLC (“BMarko”), a U.S.-based provider of custom-engineered structural fabrication.
As AI data center deployments accelerate, the infrastructure layer is under growing pressure to deliver faster and at scale. This acquisition vertically integrates a critical structural fabrication specialization into Vertiv’s Infrastructure Solutions business in North America, which is expected to strengthen supply capability, rapidly expand engineering and manufacturing capacity, and enhance Vertiv’s ability to deliver scalable manufactured, prefabricated, and converged infrastructure with greater speed, control, customization, and executional discipline.
BMarko has demonstrated its differentiated structural fabrication capabilities, engineering depth, and ability to support highly customized infrastructure requirements, during prior, long-term project experience with Vertiv. Bringing this capability in-house is expected to strengthen execution, improve material and process control, and enhance Vertiv’s ability to support customers as infrastructure requirements continue to evolve.
“AI is reshaping infrastructure requirements, with customers placing greater demands on time-to-capacity, flexibility, and efficiency across the infrastructure layer,” said Gio Albertazzi, CEO of Vertiv. “This acquisition strengthens Vertiv’s ability to help customers move faster, with better systems-level performance and control, as infrastructure demands continue to grow in complexity.”
Founded in 2014 and headquartered in Williamston, South Carolina, BMarko specializes in high-quality, custom-engineered builds, including steel and wood frames that align well with AI factory and data center requirements. BMarko recently expanded its engineering and fabrication facility to approximately 560,000 square feet. This facility is located in proximity to Vertiv’s Infrastructure Solutions manufacturing operations in the region.
For more information about Vertiv and its end-to-end portfolio of solutions and services, visit vertiv.com.
About Vertiv
Vertiv (NYSE: VRT) brings together hardware, software, analytics and ongoing services to enable its customers’ vital applications to run continuously, perform optimally and grow with their business needs. Vertiv solves the most important challenges facing today’s data centers, communication networks and commercial and industrial facilities with a portfolio of power, cooling and IT infrastructure solutions and services that extends from the cloud to the edge of the network. Headquartered in Westerville, Ohio, USA, Vertiv does business in more than 130 countries. For more information, and for the latest news and content from Vertiv, visit vertiv.com.
Category: Financial News

Forward-looking statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27 of the Securities Act, and Section 21E of the Securities Exchange Act. These statements are only a prediction. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Readers are referred to Vertiv’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for a discussion of these and other important risk factors concerning Vertiv and its operations. Those risk factors and risks related to the transaction, among others, could cause actual results to differ materially from historical performance and include, but are not limited to: expected expenses related to the transaction; the possible diversion of management time on issues related to integration; the ability of Vertiv to maintain relationships with suppliers of BMarko; and the ability of Vertiv to retain management and key employees of BMarko. Vertiv is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
SOURCE: Vertiv Holdings Co
For investor inquiries, please contact:
Lynne Maxeiner
Vice President, Global Treasury & Investor Relations
Vertiv
E: lynne.maxeiner@vertiv.com
For media inquiries, please contact:
Ruder Finn for Vertiv
E: Vertiv@ruderfinn.com
SOURCE Vertiv Holdings Co